Rule 497(e)
                                      Registration Nos. 333-140895 and 811-22019


                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 (the "Trust")

                  FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND
                                  (the "Fund")

               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 8, 2016

                               DATED MAY 5, 2016

      1. Notwithstanding anything to the contrary in the Funds' Prospectus, the section entitled "Summary Information--First Trust Mid Cap Growth AlphaDEX(R) Fund--Investment Objective" is replaced in its entirety with the following:

      The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Growth Index (the "Index").


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE